UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2004
(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
Item 2.06. Material Impairments.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Press Release, dated September 17, 2004
Investor Presentation, dated September 17, 2004

Item 2.05. Costs Associated with Exit or Disposal Activities.

     On September 17, 2004, Ford Motor Company committed to plans to close the final assembly operations at Browns Lane in Coventry, England and reduce salaried staffing levels at its Jaguar operations. Browns Lane is currently used for final assembly of Jaguar XJ and Jaguar XK model cars. As a result of this action, and in accordance with generally accepted accounting principles, we will incur pre-tax charges and cash expenditures estimated at approximately $175 million for employee separation costs.

     See our related press release and investor presentation, filed as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, for a discussion of the facts and circumstances surrounding this action.

Item 2.06. Material Impairments.

     On September 17, 2004, Ford Motor Company decided to exit Formula One racing and to sell its Formula One racing operations within the next year, as market conditions warrant. In accordance with generally accepted accounting principles, those racing operations are being classified as discontinued operations and we will incur an impairment charge estimated at about $275 million pre-tax.

     See our related press release and investor presentation, filed as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, for a discussion of the facts and circumstances surrounding this action.

Item 8.01. Other Events.

     See our press release and investor presentation, filed as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, for a discussion of our updated third-quarter and full-year earnings guidance. The exhibits discuss our updated earnings guidance on a per share basis that excludes results from discontinued operations and excludes special items. The most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles to this measure is earnings per share on a basis that includes results from discontinued operations and includes special items. We believe the earnings per share measure excluding results from discontinued operations and excluding special items is useful to investors because it excludes elements that we do not consider indicative of earnings from our on-going operating activities and, accordingly, provides investors with a more relevant measure of the results of our operations.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing
Exhibit 99.1	Press release dated September 17, 2004	Filed with this Report
Exhibit 99.2	Investor presentation dated September 17, 2004	Filed with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY ————————————— (Registrant)
Date: September 17, 2004	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99.1	Press release dated September 17, 2004
Exhibit 99.2	Investor presentation dated September 17, 2004